CARTER LEDYARD & MILBURN LLP
Counselors at Law

Andris J. Vizbaras Partner • Direct Dial: 212-238-8698 E-mail: vizbaras@clm.com	2 Wall Street New York, NY 10005-2072 • Tel (212) 732-3200 Fax (212) 732-3232	1401 Eye Street, N.W. Washington, DC 20005 (202) 898-1515 • 570 Lexington Avenue New York, NY 10022 (212) 371-2720

              February 14, 2007

Via EDGAR

Ms. Sonia Barros
United States Securities and Exchange Commission
100 F Street
Washington, D.C. 20549

  Re:
  Flagstone Reinsurance Holdings Limited

        On behalf of Flagstone Reinsurance Holdings Limited, a Bermuda exempted company (the "Company"), we are filing herewith Amendment No. 4 to the registration statement on Form S-1 originally filed by the Company on October 24, 2006.

        You made a single comment regarding Amendment No. 3 during our telephone conversation of January 5, 2007, and we have added one sentence to the footnote to the Director Compensation table (see the top of page 120) in response to that comment. The balance of the changes in this amendment are comprised of responses to our discussions with members of the accounting staff of the Commission, and updates to reflect new events and the passage of time. We are filing this amendment to present all of those changes to the staff comprehensively.

        We are sending to you five paper copies of Amendment No. 4, marked to show changes from Amendment No. 3, for your convenience.

        Please feel free to call my partner, Bob McTamaney (212-238-8711) or me (at 212-238-8698) with any questions concerning the registration statement.

Sincerely,
/s/ Andris Vizbaras Andris Vizbaras